VEL ACCOUNT III
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

         SUPPLEMENT DATED JUNE 11, 2002 TO PROSPECTUS DATED MAY 1, 2002

                                     * * *

Under the caption DIRECTORS AND OFFICERS, the information concerning Mark A. Hug is amended to read in its entirety as follows:

NAME AND POSITION WITH COMPANY                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Mark A. Hug                                            Director (since 2001) and Vice President (since 2000)
Director, President and Chief Executive Officer        of First Allmerica; Senior Vice President of Life and
                                                       Annuity Products (1997-1999) for The Equitable Life
                                                       Assurance Society

The second paragraph under the caption DISTRIBUTION is amended to read in its entirety as follows:

The Company pays commissions generally not to exceed 8% of the payment to broker-dealers that sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation generally up to 1.00% of Contract Value. However, we may pay higher amounts under certain circumstances. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

                                     * * *

                                                  SUPPLEMENT DATED JUNE 11, 2002